                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 29, 2006

            MERRILL LYNCH MORTGAGE INVESTORS TRUST, SERIES 2006-AHL1
                                (Issuing Entity)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
              (Exact Name of Depositor as Specified in its Charter)

                      MERRILL LYNCH MORTGAGE LENDING, INC.
               (Exact Name of Sponsor as Specified in its Charter)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

    Delaware                     333- 130545                      13-3416059
(State or other                  (Commission                    (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)

              250 Vesey Street
     4 World Financial Center 28th Floor
             New York, New York                                     10080
  (Address of principal executive offices)                         Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

     Filing of Legality Opinion

     Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-AHL1.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          99.1 Legal Opinion of Dechert LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Vice President

Date: June 29, 2006

                                INDEX TO EXHIBITS

Exhibit No.    Description    Page
-----------   -------------   ----
99.1          Legal Opinion